UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2012

NB&T FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

OHIO	0-23134	31-1004998
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

48 N. South Street, Wilmington, Ohio 45177

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (937) 382-1441

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition.

On April 24, 2012, NB&T Financial Group, Inc., is issuing a press release announcing its financial results for the first quarter ended March 31, 2012. A copy of the press release is included herein as Exhibit 99.1and incorporated herein by reference.

ITEM 7.01. Regulation FD Disclosure.

On April 24, 2012, NB&T Financial Group, Inc., is issuing a press release announcing its financial results for the first quarter ended March 31, 2012. A copy of the press release is included herein as Exhibit 99.1and incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits.

(c)	Exhibits:

Exhibit 99.1	NB&T Financial Group, Inc. press release April 24, 2012, announcing financial results for the first quarter ended March 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NB&T Financial Group, Inc.

By:	/s/ Craig F. Fortin Craig F. Fortin Chief Financial Officer

Date: April 24, 2012